o BT PYRAMID MUTUAL FUNDS o


                                 BT INVESTMENT
                            EQUITY APPRECIATION FUND


                               SEMI-ANNUAL REPORT
                               ------------------
                                  MARCH o 1998

BT Investment Equity Appreciation Fund

Table of Contents


        Letter to Shareholders                                              3


        BT Investment Equity Appreciation Fund

           Statement of Net Assets                                          5

           Statement of Operations                                          7

           Statements of Changes in Net Assets                              8

           Financial Highlights                                             8

           Notes to Financial Statements                                    9




                           --------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                           --------------------------

BT Investment Equity Appreciation Fund

Letter to Shareholders

We are pleased to present you with this semi-annual report for the BT Investment Equity Appreciation Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Funds holdings.

The BT Investment Equity Appreciation Fund (the "Fund") had a total return of 7.59%* for the six months ended March 31, 1998, as compared to 11.94% for the S&P 400 Midcap Index** and 8.41% for the Lipper Growth Average***. Since its inception on October 12, 1993, the Fund delivered a total return of 98.15% cumulatively, or 16.55% annualized, as of March 31, 1998. The Fund returned 46.32% for the year ended March 31, 1998.

MARKET ACTIVITY
Overall, the six months ended March 31, 1998 were a period of significant volatility for mid capitalization growth stocks. The last quarter of 1997 was disappointing from a performance perspective; the first quarter of 1998 was much improved. Here's why.

At the start of the fourth quarter of 1997, midcap growth stocks had just experienced a five month period during which they had produced 30% plus performance, and stocks were somewhat extended. In addition, the effects of the Asian financial crises began to spread about this time. Midcap growth stocks came under pressure, as U.S. investors sought both to lock in gains and to discount the expected negative impact these crises would have on the earnings growth of companies with significant exposure to Asia--especially the technology stocks. Investors tended to turn their focus to large cap names and more value-oriented stocks.

------------------------------------------
             Objective
Seeks capital growth over the long term
through investment in medium-sized
companies that show growth potential.
------------------------------------------


------------------------------------------
        Investment Instruments
Primarily common stocks of medium-sized
U.S. corporations and, to a lesser extent,
foreign corporations.
------------------------------------------


The new year began with a whimper, as the midcap market continued to reconcile the events in Asia. Expectations for both fourth quarter earnings results and first quarter earnings estimates were low. But as the first quarter progressed, investor sentiment toward midcap growth stocks improved for a number of reasons. First, the impact of the Asian crisis became more clear and measurable, and the situation was not as bad as many had expected. Second, thanks to strong internal growth, the earnings growth of many companies with international exposure was sustained despite the scare from overseas. Third, those companies that were more negatively impacted had lowered expectations enough that investors were no longer as worried about the effects. And finally, what may be called the virtuous circle of rising prices and improving sentiment boosted midcap growth stocks' performance nicely in February and March. Relative valuation levels of these stocks had been dramatically reduced, reaching levels even cheaper than they were in April 1997 at which point they were at seven year lows. For all these reasons, plus sustained strong U. S. economic conditions, few signs of inflation, and interest rate fears at bay, midcap growth stocks performed well for the first calendar quarter as a whole, participating with the other segments of the stock market in a robust rally.

INVESTMENT REVIEW
As has been our long-standing policy, we stayed true to the Fund's growth-oriented investment style throughout both the difficult fourth quarter and the more positive first quarter. Of course, when midcap growth stocks are in favor, the Fund benefits. In fact, the Fund outperformed both its Lipper category average and its benchmark during the rally of the first calendar quarter.

Relative sector positioning was the primary factor impacting performance throughout. For example, in the last quarter of 1997, the Fund was underweight in the outperforming value-oriented sectors of utilities, financial, and consumer staples and was overweight in the poorly performing sectors of healthcare and technology. However, that same strategy worked to the Fund's favor in the next quarter, when technology and healthcare were among the best performing sectors, as were communications services, transportation, and consumer cyclicals, where the Fund was also overweight. The Fund's overweight position in energy, the only sector posting a loss during this six month period, negatively impacted performance.


-------------------------------------------------------------------
Ten Largest Stock Holdings
-------------------------------------------------------------------
 Compuware Corp.                    Comverse Technology, Inc.
-------------------------------------------------------------------
 Ace, Ltd.                          Linens 'N Things, Inc.
-------------------------------------------------------------------
 Outdoor Systems, Inc.              Mylan Laboratories, Inc.
-------------------------------------------------------------------
 General Cable Corp.                Ocwen Financial Corp.
-------------------------------------------------------------------
 Royal Caribbean Cruises, Ltd.      WinStar Communications, Inc.
-------------------------------------------------------------------



MANAGER OUTLOOK
Going forward, we are encouraged by the environment for midcap growth stocks. Earnings growth remains relatively robust; valuation levels are still very attractive; and investor sentiment is positive. In general, the companies the Fund owns are experiencing strong fundamental growth in earnings and are expressing upbeat outlooks for the remainder of 1998. Given this scenario and the Fund's performance during the stock market rally of the first calendar quarter, we believe it continues to be well positioned in the midcap growth names for the near future. Over the longer term, it has been shown that investors will pay for reasonably priced earnings growth.

Still, as we have seen just in the most recent semi-annual period, returns can be volatile in the short term, and thus it is important to remember that investors should take a long-term view when invest-


----------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**  Indexes are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges.

BT Investment Equity Appreciation Fund

Letter to Shareholders


                    Diversification of Portfolio Investments
                         By Theme as of March 31, 1998
                    (percentages are based on market value)


                            [PIE CHART APPEARS HERE]

                   New Consumer 5%
                   New Health Care Paradigm 7%
                   Our Strengthening Financial Structure 10%
                   Return to Home Ownership 4%
                   Stores of Value 6%
                   Telecommunications 14%
                   Managing the Information Age 6%
                   Life Sciences Revolution 5%
                   Energizing the Globe 7%
                   Consolidating America 7%
                   Client Server Computing 6%
                   America's Changing Leisure Time 6%
                   Other 17%

----------
+  Includes themes with weightings of less than 4%.

ing in this segment of the market. We remain disciplined in our process, and we continue to focus on companies that offer compelling valuations relative to their growth rates. Given the recent high volatility of the stock market, we also remain focused on companies that have strong, consistent earnings and revenue growth.

We remain dedicated to our use of extensive fundamental research, as well as to our thematic approach and screening process, as we seek to identify attractive investment opportunities in unrecognized growth companies and sectors. As we look ahead, we are particularly emphasizing our research on companies in the telecommunications sector, as we believe many of these companies will benefit from deregulation, consolidation, and market expansion, and on the consumer sector, as it should benefit from strong consumer spending. Finally, we continue to strictly adhere to our sell discipline to help mitigate risk and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.

We value your ongoing support of the BT Investment Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.


                              /s/ Anthony Takazawa

                                Anthony Takazawa
                            Portfolio Manager of the
                         Equity Appreciation Portfolio
                                 March 31, 1998


-------------------------------------------------------------------------------

Performance Comparison


Comparison of Change in
Value of a $10,000 Investment
in the BT Investment Equity
Appreciation Fund and the S&P
MidCap 400 Index since
October 31, 1993.


---------------------------------------
     Total Return for the Period
         Ended March 31, 1998

 Six Months          Since 10/12/93*
    7.59%                16.55%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
---------------------------------------


                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]

                         BT Investment Equity       S&P MidCap
                          Appreciation Fund          400 Index


                 Oct-93        $10,000                $10,000
                 Dec-93          9,899                 10,233
                 Mar-94          9,657                  9,844
                 Jun-94          9,051                  9,485
                 Sep-94          9,939                 10,217
                 Dec-94         10,242                  9,866
                 Mar-95         10,909                 10,664
                 Jun-95         12,111                 11,605
                 Sep-95         14,283                 12,737
                 Dec-95         14,095                 12,919
                 Mar-96         14,262                 13,715
                 Jun-96         15,354                 14,110
                 Sep-96         16,061                 14,521
                 Dec-96         15,448                 15,400
                 Mar-97         13,679                 15,171
                 Jun-97         15,771                 17,408
                 Sep-97         18,603                 20,199
                 Dec-97         17,650                 20,432
                 Mar-98         19,815                 22,682

           Past performance is not indicative of future performance.

BT Investment Equity Appreciation Fund

Statement of Net Assets March 31, 1998 (unaudited)


  Shares              Description                              Value
  ------              -----------                              -----

           COMMON STOCKS - 94.69%
           America's Changing Leisure Time - 5.90%
  52,400   Avis Rent A Car, Inc.*                           $  1,699,725
  32,600   Carnival Corp.-Class A                              2,273,850
  45,900   Royal Caribbean Cruises, Ltd.                       3,215,869
  41,000   Ryanair Holdings PLC - ADR*                         1,517,000
  44,400   Starbucks Corp.*                                    2,011,875
                                                            ------------
                                                              10,718,319
                                                            ------------

           America's Educational Crisis - 1.45%
  55,900   Sylvan Learning Systems, Inc.*                      2,634,288
                                                            ------------

           America's Industrial Renaissance - 0.90%
  37,200   Sunbeam Corp.                                       1,639,125
                                                            ------------

           Client Server Computing - 5.62%
  99,044   Compuware Corp.*                                    4,890,297
  24,950   Network Associates, Inc.*                           1,652,938
  57,200   Parametric Technology Co.*                          1,905,475
  68,900   Platinum Technology, Inc.*                          1,774,175
                                                            ------------
                                                              10,222,885
                                                            ------------

           Consolidating America - 6.48%
  20,900   Chancellor Media Corporation*                         958,787
  27,600   Clear Channel Communications, Inc.*                 2,704,800
  35,400   MSC Industrial Direct Co., Inc.*                    1,918,238
 102,075   Outdoor Systems, Inc.*                              3,579,005
 101,400   United Rentals, Inc.*                               2,636,400
                                                            ------------
                                                              11,797,230
                                                            ------------

           Energizing the Globe - 6.92%
  67,032   BJ Services Co.*                                    2,442,478
  40,076   Cooper Cameron Corp.*                               2,419,589
 128,800   Global Industries Ltd.*                             2,624,300
  83,200   R&BFalcon Corp.*                                    2,464,800
 102,800   Varco International, Inc.*                          2,647,100
                                                            ------------
                                                              12,598,267
                                                            ------------

           Environmental Crisis - 3.75%
 114,000   Allied Waste Industries, Inc.*                      2,846,437
  48,000   American Disposal Services, Inc.                    1,812,000
  70,900   EarthShell Corporation*                             1,267,338
  20,200   USA Waste Services, Inc.*                             900,163
                                                            ------------
                                                               6,825,938
                                                            ------------

           Interactive Media - 2.34%
  48,200   Snyder Communications, Inc.*                        2,259,375
  60,500   True North Communications, Inc.                     1,996,500
                                                            ------------
                                                               4,255,875
                                                            ------------

           Life on the Net - 3.43%
  31,400   America Online,Inc.*                                2,145,013
  72,400   E*TRADE Group, Inc.*                                1,805,475
  49,315   Sterling Commerce, Inc.*                            2,286,983
                                                            ------------
                                                               6,237,471
                                                            ------------

           Life Sciences Revolution - 4.41%
  43,318   Elan Corp. plc, ADR*                                2,799,426
 127,200   Mylan Laboratories, Inc.                            2,925,600
  64,000   Watson Pharmaceuticals, Inc.*                       2,304,000
                                                            ------------
                                                               8,029,026
                                                            ------------


  Shares              Description                              Value
  ------              -----------                              -----

           Managing the Information Age - 5.33%
  39,700   Cambridge Technology Partners, Inc.*             $  1,967,631
  77,300   Checkfree Holdings Corporation*                     1,710,263
  38,200   Computer Horizons Corp.*                            1,919,550
  56,300   Concord EFS, Inc.*                                  1,945,869
  38,300   Keane, Inc.*                                        2,163,950
                                                            ------------
                                                               9,707,263
                                                            ------------

           New Consumer - 5.29%
  68,200   International Home Foods, Inc.*                     2,267,650
  62,200   Keebler Foods Co.*                                  1,866,000
  76,200   Proffitt's, Inc.*                                   2,762,250
  59,800   TJX Companies, Inc.                                 2,705,950
                                                            ------------
                                                               9,601,850
                                                            ------------

           New Health Care Paradigm - 7.12%
  51,600   Arterial Vascular Engineering, Inc.*                1,889,850
  57,000   Concentra Managed Care, Inc.*                       1,752,750
  43,900   HBO & Co.                                           2,650,463
  50,500   Henry Schein, Inc.*                                 2,095,750
  45,900   McKesson Corp.                                      2,650,724
  26,100   Safeskin Corp.*                                     1,928,138
                                                            ------------
                                                              12,967,675
                                                            ------------

           Our Strengthening Financial Structure - 9.84%
 105,000   Ace, Ltd.                                           3,957,188
  36,800   FINOVA Group, Inc.                                  2,166,600
  30,100   Fremont General Corporation                         1,770,256
  26,400   Life Re Corporation                                 1,947,000
  35,900   Mercury General Corporation                         2,245,994
  41,600   Newcourt Credit Group, Inc.*                        2,080,000
 103,700   Ocwen Financial Corp.*                              2,877,675
  32,700   Waddell & Reed Financial, Inc.*                       850,200
                                                            ------------
                                                              17,894,913
                                                            ------------

           Productivity Enhancement - 2.21%
  48,700   Saville Systems PLC*                                2,495,875
  93,500   Sensormatic Electronics Corporation                 1,531,063
                                                            ------------
                                                               4,026,938
                                                            ------------

           Return to Home Ownership - 3.87%
  30,700   Ethan Allen Interiors, Inc.                         1,834,325
  63,100   Lennar Corp.                                        2,173,006
  55,200   Linens 'N Things, Inc.*                             3,032,550
                                                            ------------
                                                               7,039,881
                                                            ------------

           Stores of Value - 5.75%
  37,650   Consolidated Stores Corp.*                          1,616,596
  50,200   Family Dollar Stores, Inc.                          1,907,600
  47,100   Knoll, Inc.*                                        1,816,294
 160,100   PETsMART, Inc.*                                     1,711,069
  48,900   Stage Stores, Inc.*                                 2,524,463
  24,300   Steelcase, Inc.-Class A                               886,950
                                                            ------------
                                                              10,462,972
                                                            ------------


              See Notes to Financial Statements on Pages 9 and 10

BT Investment Equity Appreciation Fund

Statement of Net Assets March 31, 1998 (unaudited)


  Shares              Description                              Value
  ------              -----------                              -----

           Telecommunications - 13.60%
  24,400   Ascend Communications, Inc.*                     $    924,150
  33,800   Aspect Telecommunications Corporation*                906,262
  33,300   Bay Networks, Inc.*                                   903,262
  29,800   CIENA Corp.*                                        1,270,225
  63,900   Comverse Technology, Inc.*                          3,123,113
  59,100   Frontier Corp.                                      1,924,444
  73,800   General Cable Corp.*                                3,348,675
  21,700   Intermedia Communications, Inc.*                    1,727,863
  65,400   Nextel Communications, Inc.*                        2,207,250
  33,000   Pacific Gateway Exchange, Inc.*                     1,889,250
  51,600   Premiere Technologies, Inc.*                        1,786,650
  48,400   Qwest Communications International, Inc.*           1,881,550
  66,700   WinStar Communications, Inc.*                       2,851,425
                                                            ------------
                                                              24,744,119
                                                            ------------

           Ubiquitous Semiconductor - 0.48%
  23,900   Maxim Integrated Products, Inc.*                      870,852
                                                            ------------

Total Common Stocks (Cost $129,184,976)                      172,274,887
                                                            ------------

           PREFERRED STOCK CONVERTIBLE - 1.45%
           Energizing the Globe - 1.45%
  33,100   AES Trust I-Ser. A, 5.375%, 3/31/27
            (Cost $1,704,474)                               $  2,643,863
                                                            ------------


  Shares              Description                              Value
  ------              -----------                              -----

           SHORT TERM INSTRUMENT - 0.41%
           Mutual Fund - 0.41%
 747,100   BT Institutional Cash Management Fund,
            (Cost $747,100)                                 $    747,100
                                                            ------------

Total Investments (Cost $131,636,545)         96.55%         175,665,850
Other Assets in Excess of Liabilities          3.45%           6,272,216
                                             -------        ------------
Net Assets                                   100.00%        $181,938,066
                                             =======        ============


Net Asset Value, Offering and Redemption
 Price Per Share                                            $      16.84
                                                            ============
 Shares Outstanding ($.001 par value per share,
 unlimited number of shares of beneficial interest
 authorized)                                                  10,801,179
                                                            ============

----------
* Non-Income Producing Security
The following abbreviation is used in portfolio descriptions:
ADR -- American Depository Receipt


              See Notes to Financial Statements on Pages 9 and 10

BT Investment Equity Appreciation Fund

Statement of Operations  For the six months ended March 31, 1998 (unaudited)

Investment Income
   Dividends                                                                     $       258,397
   Interest                                                                              262,261
                                                                                 ---------------
Total Investment Income                                                                  520,658
                                                                                 ---------------
Expenses
   Advisory Fees                                                                         540,046
   Administration and Services Fees                                                      418,444
   Professional Fees                                                                      12,405
   Shareholder Reports                                                                     7,966
   Registration Fees                                                                      12,047
   Trustees Fees                                                                           4,164
   Miscellaneous                                                                           1,899
                                                                                 ---------------
   Total Expenses                                                                        996,971
   Less Expenses Absorbed by Bankers Trust                                              (166,131)
                                                                                 ---------------
      Net Expenses In Excess of Investment Income                                        830,840
                                                                                 ---------------
Expenses in Excess of Investment Income                                                 (310,182)
                                                                                 ---------------
Realized and Unrealized Gain (Loss) on Investments
   Net Realized Gain from Investment Transactions                                      8,617,103
   Net Change in Unrealized Appreciation/Depreciation on Investments                   4,202,242
                                                                                 ---------------
Net Realized and Unrealized Gain on Investments                                       12,819,345
                                                                                 ---------------
Net Increase in Net Assets from Operations                                       $    12,509,163
                                                                                 ===============


               See Notes to Financial Statements on Pages 9 and 10

BT Investment Equity Appreciation Fund

Statements of Changes in Net Assets

                                                                                For the six           For the
                                                                               months ended         year ended
                                                                              March 31, 1998+   September 30, 1997
                                                                              ---------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Investment Income                                    $      (310,182)   $      (588,568)
   Net Realized Gain from Investment Transactions                                   8,617,103          5,456,749
   Net Change in Unrealized Appreciation/Depreciation on Investments                4,202,242         15,660,007
                                                                              ---------------    ---------------
Net Increase in Net Assets from Operations                                         12,509,163         20,528,188
                                                                              ---------------    ---------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions                                 (10,600,974)        (8,100,387)
                                                                              ---------------    ---------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                  102,584,335         51,997,331
   Dividend Reinvestments                                                          10,600,487          8,100,387
   Cost of Shares Redeemed                                                       (103,163,259)       (62,504,915)
   Other Capital Transaction                                                               --          2,419,383
                                                                              ---------------    ---------------
Net Increase from Capital Transactions in Shares of Beneficial Interest            10,021,563             12,186
                                                                              ---------------    ---------------
Total Increase in Net Assets                                                       11,929,752         12,439,987
Net Assets
Beginning of Period                                                               170,008,314        157,568,327
                                                                              ---------------    ---------------
End of Period (including undistributed net investment income (Expenses in
   Excess of Investment Income) of ($310,182)  and $0, respectively           $   181,938,066    $   170,008,314
                                                                              ===============    ===============


----------
+  Unaudited


-------------------------------------------------------------------------------


Financial Highlights

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for the periods indicated for the BT Equity Appreciation Fund.



                                              For the six         For the        For the        For period       For the
                                              months ended       year ended     year ended    Jan. 1, 1995 to   year ended
                                             March 31, 1998+++  Sep. 30, 1997  Sep. 30, 1996   Sep. 30, 1995+  Dec. 31, 1994
                                             -----------------  -------------  -------------  ---------------  -------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period               $16.70          $15.23         $14.14            $10.14         $ 9.80
                                                   ------          ------         ------            ------         ------
Income from Investment Operations
   Expenses in Excess of Investment Income          (0.03)          (0.06)         (0.05)            (0.02)         (0.03)
   Net Realized and Unrealized Gain (Loss) on
     Investment Transactions                         1.14            2.31           1.72              4.02           0.37
                                                   ------          ------         ------            ------         ------
Total Income (Loss) from Investment Operations       1.11            2.25           1.67              4.00           0.34
                                                   ------          ------         ------            ------         ------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions   (0.97)          (0.78)         (0.58)               --             --
                                                   ------          ------         ------            ------         ------
Net Asset Value, End of Period                     $16.84          $16.70         $15.23            $14.14         $10.14
                                                   ======          ======         ======            ======         ======

Total Investment Return                              7.59%*         15.82%         12.45%            39.45%          3.47%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)      $181,938        $170,008       $157,568           $92,033        $29,973
   Ratios to Average Net Assets:
     Expenses in Excess of Investment Income        (0.35)%*        (0.39)%        (0.42)%           (0.38)%*       (0.32)%
     Expenses                                        1.00%*          1.00%          1.00%             1.00%*         1.00%
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                                0.19%*          0.20%          0.24%             0.33%*         0.46%
   Portfolio Turnover Rate                             94%            188%           271%++            125%++         157%++


                                               For the period
                                              October 12, 1993
                                                (commencement
                                               of operations to
                                                Dec. 31, 1993
                                              -----------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                 $10.00
                                                     ------
Income from Investment Operations
   Expenses in Excess of Investment Income            (0.00)
   Net Realized and Unrealized Gain (Loss) on
     Investment Transactions                          (0.20)
                                                     ------
Total Income (Loss) from Investment Operation         (0.20)
                                                     ------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions        --
                                                     ------
Net Asset Value, End of Period                       $ 9.80
                                                     ======

Total Investment Return                               (8.81)%*
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)         $19,465
   Ratios to Average Net Assets:
     Expenses in Excess of Investment Income          (0.11)%*
     Expenses                                          1.00%*
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                                  0.60%*
   Portfolio Turnover Rate                              137%*


----------
+ Board of Trustees approved the change of the BT Investment Equity Appreciation Fund's year end from December 31 to September 30.

++ Amounts were previously included in the Capital Appreciation Portfolio Financial Highlights.
+++ Unaudited.
*   Annualized


              See Notes to Financial Statements on Pages 9 and 10

BT Investment Equity Appreciation Fund

Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Equity Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 12, 1993.

B. Security Valuation
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Fund assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded when incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D.  Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Dividends
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

G. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .50% of the Fund's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $50,777 at March 31, 1998.

The Fund has entered into an Advisory Agreement in which the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate .65% of the Fund's average daily net assets. At March 31, 1998 amounts owed under the Advisory Agreement amounted to $88,638 net of reimbursable expenses of $24,884.

The Trust has entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood may seek reimbursement, at an annual rate not exceeding .20% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended September 30, 1997, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1% of the average daily net assets of the Fund. For the six month period ended March 31, 1998, expenses of the Fund have been reduced by $166,131.

BT Investment Equity Appreciation Fund

Notes to Financial Statements (unaudited)

Certain officers of the Fund are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation for services as officers of the Fund.

Investment in affiliated fund
The BT Investment Equity Appreciation Fund ("the Equity Fund") may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the equity fund and other accounts managed by the Company. Distributions from the Fund to the equity fund as of March 31, 1998 amounted to $259,273 and are included in interest income.

The BT Investment Equity Appreciation Fund is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Shares of Beneficial Interest
At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                For the                          For the
                          six month period ended                year ended
                        March 31, 1998 (unaudited)          September 30, 1997
                        --------------------------     ---------------------------
                          Shares         Amount          Shares           Amount
                        ----------   -------------     ----------       ----------
Sold                     6,555,108   $ 102,584,335      3,685,748     $ 51,997,331
Reinvested                 739,947      10,600,487        582,292        8,100,387
Redeemed                (6,673,776)   (103,163,259)    (4,432,111)     (62,504,915)
Other Capital
  Transaction                   --   $          --             --     $  2,419,383
                         ---------   -------------      ---------     ------------
Net Increase (Decrease)    621,279   $  10,021,563       (164,071)    $     12,186
                         =========   =============      =========     ============

Note 4--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1998 were $148,907,368 and $149,101,972, respectively. For federal income tax purposes, the tax basis of investments held at March 31, 1998 was $131,636,545. The aggregate gross unrealized appreciation for all investments was $45,446,712 and the aggregate gross unrealized depreciation for all investments was $1,417,407. Payable for investments purchased amounted to $813,639 at March 31, 1998.

Note 5--Net Assets
At March 31, 1998, net assets consisted of:

  Paid-in Capital                                $134,098,565
  Undistributed Net Income                           (310,182)
  Accumulated Net Realized Gain from
       Investment Transactions                      2,482,752
  Net Unrealized Appreciation on Investments       45,666,931
                                                 ------------
                                                 $181,938,066
                                                 ============

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                                       11

BT PYRAMID MUTUAL FUNDS
BT INVESTMENT EQUITY APPRECIATION FUND






Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897


Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006


Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105


Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022



                            ------------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus for the Fund.
                            ------------------------

                                                               STA477100 (5/98)